Income Taxes	3 Months Ended
Mar. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

7. INCOME TAXES

The effective tax rate for the three months ended March 31, 2017 was 60.8% compared to -8.5% for the three months ended March 31, 2016. The effective tax rate for the three months ended March 31, 2017 was impacted by unbenefited losses in certain jurisdictions.  The effective tax rate for the three months ended March 31, 2016 was impacted by a non-tax deductible charge of $502 million related to the European Commission investigation, as well as by unbenefited losses in certain jurisdictions. For more information on the European Commission settlement, see “Note 14: Commitments and Contingencies”.